                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported):
                       January 15, 2002 (January 3, 2002)



                              Dean Holding Company
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        Delaware                  1-08262                75-2932967
        --------                  -------                ----------

    (STATE OR OTHER           (COMMISSION FILE          (IRS EMPLOYER
    JURISDICTION OF                NUMBER)            IDENTIFICATION NO.)
    INCORPORATION)


                     2515 McKinney Avenue, LB 30, Suite 1200
                               Dallas, Texas 75201
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                 (214) 303-3400

                               Dean Foods Company
                               3600 N. River Road
                          Franklin Park, Illinois 60131
         (FORMER NAME AND FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On January 7, 2002, we reported in Item 4 of Current Report on Form 8-K that (i) PricewaterhouseCoopers had been dismissed as our independent auditors on January 3, 2002 and (ii) we had requested that PricewaterhouseCoopers furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not it agreed with statements contained in that Item 4. PricewaterhouseCoopers has furnished us with such a letter, and it is attached to this Form 8-K/A as an Exhibit.

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.


         (b)      Pro Forma Financial Information

         In accordance with paragraph (b)(2) of Item 7 of Form 8-K, the pro forma financial information required in connection with the transactions described in Item 2 are not included in this initial report but will be filed not later than 60 days after the date the Registrant's Current Report on Form 8-K was filed.


         (c)      Exhibits

                  2.1 Agreement and Plan of Merger, dated as of April 4, 2001, among Suiza Foods Corporation, Dean Foods Company and Blackhawk Acquisition Corp. (filed as
                           Exhibit 2.1 to the Registrant's Quarterly Report on Form 10-Q for the quarterly period ended February 25, 2001 and incorporated herein by reference).

                  2.2 Securities Exchange Agreement, dated December 21, 2001 between Dean Holding Company and Morningstar Foods, Inc (filed as Exhibit 2.2 to the Registrant's Current Report on Form 8-K filed on January 7, 2002 and incorporated herein by reference).

                  16.1 Letter from PricewaterhouseCoopers, dated as of January 7, 2002.

                  99.1 Press Release dated as of December 21, 2001 (filed as Exhibit 99.1 to the Registrant's Current Report on Form 8-K filed on January 7, 2002 and incorporated herein by reference).

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

      Dated:  January 15, 2002              DEAN HOLDING COMPANY



                                            By: /s/ Lisa N. Tyson
                                                --------------------------------
                                                    Lisa N. Tyson
                                                    Vice President and Assistant
                                                    General Counsel


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                                 EXHIBIT INDEX

EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
2.1               Agreement and Plan of Merger, dated as of April 4, 2001, among
                  Suiza Foods Corporation, Dean Foods Company and Blackhawk
                  Acquisition Corp. (filed as Exhibit 2.1 to the Registrant's
                  Quarterly Report on Form 10-Q for the quarterly period ended
                  February 25, 2001 and incorporated herein by reference).

2.2               Securities Exchange Agreement, dated December 21, 2001 between
                  Dean Holding Company and Morningstar Foods, Inc (filed as
                  Exhibit 2.2 to the Registrant's Current Report on Form 8-K filed on January 7, 2002 and incorporated herein by reference).

16.1              Letter from PricewaterhouseCoopers, dated as of January 7,
                  2002.

99.1              Press Release dated as of December 21, 2001 (filed as Exhibit
                  99.1 to the Registrant's Current Report on Form 8-K filed on
                  January 7, 2002 and incorporated herein by reference).